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Exhibit 10.1
  Humitech, Inc. Distributor Agreement dated October 1, 2001 with HUMICO, Inc.


                                 HUMITECH, INC.
                              DISTRIBUTOR AGREEMENT

This Agreement ("Agreement") made on this date of October 1, 2001 by and between Humitech, Inc., having its principal place of business at 15851 Dallas Parkway, Suite 410, Addison, Texas, 75001, ("Distributor") herein, and HUMICO, Inc., having its principal place of business at 256 South Robertson Rd., Beverly Hills, CA 90211 ("Company") herein, collectively the "Parties" and individually a "Party", herein, mutually agree as follows:

1.       RELATIONSHIP

         Company grants and the Distributor accepts:

         1.1. The right to purchase all Company Refrigeration Products, current or future brand name labeled as "Humitech Panels" directly from Company, at the price and terms outlined in the most current published Company distributor price pages attached as Exhibit "A".

         1.2. The right to stock, display, promote and aggressively sell the Products to customers who are within the Distributor's marketing area.

2.       DISTRIBUTOR DUTIES AND OBLIGATIONS

         The Distributor shall:

         2.1. Arrange for Company training for Distributor owners, sales managers, sales staff, sales associates and technical staff to occur within 45 days of signing this Agreement at Distributor cost.

         2.2. Develop and implement a proactive business plan, which Distributor and Company will agree upon.

         2.3. Actively promote the Products to potential customers through periodic mailings, promotions or other accepted marketing practices.

         2.4. Assign the responsibility for the success of the Products to at least one sales person who will be the specialist and champion for these products.

         2.5. Maintain a reasonable inventory of the Products, to facilitate customer satisfaction.

         2.6. Comply with all federal, state, and local laws, regulations, statues, etc., affecting the performance of business and this Agreement.


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3.       COMPANY DUTIES AND RESPONSIBILITIES

         The Company shall:

         3.1. Support the Distributor efforts through various marketing initiatives, Product brochures, Product trend and technology correspondence, in-house training and other efforts deemed beneficial to the growth of the distributor business.

         3.2. Furnish other support and marketing materials at cost to Distributor.

         3.3. Maintain reasonable levels of standard Product stock to facilitate prompt deliveries.

         3.4. Keep abreast of market and Product trends and inform the Distributor of new opportunities.

         3.5. Notify Distributor of policy, pricing and other changes or practices that may affect business, markets and the customer, etc., thirty (30) days prior to the change.

         3.6. Comply with all applicable federal, state and local laws, regulations, statute, etc., affecting the performance of business and this Agreement.

4.       COST AND EXPENSES

         Each party shall be solely responsible for all costs and expenses incurred by it in performing its duties under this Agreement, including, but not limited to, salaries, employee commissions, advertisements, promotions, travel, delays, etc., unless otherwise stated and agreed to by all parties involved.

5.       PATENTS AND TRADEMARKS

         Distributor agrees not to contest the validity of any licenses, patents, trademarks and/or rights thereto now or hereafter used or claimed by the Company and to notify the Company promptly of any infringement thereof by others whenever such acts come to the attention of the Distributor.

6.       INDEMNIFICATION

         Distributor shall defend, indemnify and hold harmless the Company, its representatives, agents and employees from and against all claims, damages, losses and expenses arising out of the Distributor's sale or use of the Products, except for consequential damages or gross negligence on the part of the Company.

7.       SALES TERRITORY

         7.1. The Distributor may market the Products and be the exclusive Distributor within the geographical area considered to be the Distributor's marketing area, ("Sales Territory") including branch operations, unless otherwise indicated as an appendix or note to this agreement.


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         7.2.     The Distributor understands and accepts that other
                  wholesalers, distributors, retail merchandiser have been clients of the Company ("Clients"). These clients are to remain the sole clients of the Company and are exempt from the exclusivity granted Distributor. These clients are reflected in Exhibit "B" attached hereto.

         7.3. Humitech, Inc. may expand Distributor's Sales Territory based on area potentials, previous agreements, marketing policy, and the effectiveness of current distributors. .

8.       TERM AND TERMINATION

         8.1. This Agreement shall be binding for a period of five (5) years from the date of execution and shall automatically renew and extend for consecutive three year terms if notification to the contrary is not given thirty (30) days before the anniversary date.

         8.2.     This Agreement may be terminated or modified as follows:

                  a) Immediately by a Party upon written notice to other Party in the event the Party is adjudicated as bankrupt, becomes insolvent or makes an assignment for the benefit of creditors.

                  b) By either Party upon ninety (90) days written notice if the other Party is in material breach of any of the terms of this Agreement, Or by not purchasing 20,000 commercial panels as required annually.

                  c) Upon termination, Distributor shall return all books and records of Company to headquarters via prepaid freight.

9.       ADDITIONAL PROVISIONS

         9.1. CHANGES IN DESIGN. The Company may make reasonable changes of any kind without notice and deliver revised designs or models of the Products against any order accepted by Company. will not be responsible to the Distributor in any way for any inventory in the Distributor's possession of prior models of the Product or manufactured under prior design or specifications.

         9.2. FORCE MAJEURE. The Parties shall not be liable for any delay in the delivery or sale of any Products if such delay is due to any cause beyond the reasonable control of the Party In the event of any such delay, the dates for performance by the Party shall be extended for a period equal to the time lost by reason of such delay.

         9.3. DISTRIBUTOR NOT AGENT. Distributor is an independent contractor and shall not be considered in any respect an agent or representative of the Company and the Distributor shall not represent or hold out itself or its agents or representatives as the agents or representatives of the Company.

         9.4. ASSIGNABILITY. This Agreement may not be assigned or otherwise transferred by the Distributor without prior written consent by the Company. Any purported attempt to assign or transfer this Agreement without Company prior written consent shall be null and void.


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         9.5.     WARRANTY. The warranty for the Products is set forth in the
                  Product Literature and Installation, Operation and Maintenance manuals.

         9.6. NOTICES. Any notice required or permitted hereunder shall be sufficient if sent by first-class mail, postage prepaid to the other party at the address specified herein, except that any notice of termination or other pertinent responsibilities, may be by certified mail, return receipt requested. Either party may designate a new address for the purposes of notice by certified mail, return receipt requested.

         9.7. GOVERNING LAW. This Agreement shall be construed and the relations between the parties determined in accordance with the laws of the State of Texas.

         9.8. ENTIRE AGREEMENT. This Agreement contains the entire agreement between the parties and supersedes all prior agreements, representations, promises and understandings, whether written or oral, which have been made in connection with the subject matter hereof. Any terms and conditions on any purchase order or other document issued by the Distributor shall be inapplicable to any sale of Products pursuant to this Agreement.

         9.9. BINDING EFFECT. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by and against the parties hereto and their respective heirs, successors, personal representatives, legal representatives and assigns.

         9.10. CAPTIONS. The headings used in this Agreement are for illustrative purposes only, the wording in the paragraphs will control.

         9.11. ARBITRATION. The Parties agree to submit any disputes arising from this Agreement to binding Arbitration in lieu of other legal means of resolutions. The Parties agree that the Arbitration will be held in Dallas Texas under the control of the American Arbitration Association or equivalent, if not available.

ACCEPTED BY: (DISTRIBUTOR)


C.J. Comu                    CEO            Alan Perlman                   Owner
------------------------------------        ------------------------------------
Print or Type Name          Title           Print or Type Name             Title

/s/C.J. Comu                12.12.01        /s/ Alan Perlman            12/19/01
------------------------------------        ------------------------------------
Signature                   Date            Witness                         Date

                                            /s/ Rick TJ                 12-20-01
                                            ------------------------------------
                                            Executive Vice President


Additional notice to:

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APPROVED BY: COMPANY

Alan Mitchell Perlman, Chairman              Address for notice:

                                             256 South Robertson Rd
                                             Beverly Hills, CA 90211



/s/ Alan Mitchell Perlman               12/19/01
------------------------------------------------
Signature                                   Date



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                                  APPENDIX "A"


                                     PRICING
                                     -------


RESIDENTIAL PANELS                                            $6.00/EA.

COMMERCIAL PANELS                                             $17.00/EA.


                                VOLUME DISCOUNTS
                                ----------------

MINIMUM ORDER OF 2000 UNITS:

RESIDENTIAL PANELS                                            $6.00/EA.

COMMERCIAL PANELS                                             $15.00/EA.


ALL PRICES, F.O.B. LOS ANGELES, CA



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                                   EXHIBIT "B"


FOLLOWING CLIENTS - PROPERTY OF THE COMPANY.


1.       100 MILE RADIUS AROUND THE CITY OF LOS ANGELES AND LA COUNTY.

2.       State of Hawaii



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                                   EXHIBIT "C"

                                 SALES TERRITORY


DISTRIBUTOR SHALL BE GRANTED EXCLUSIVE DEALER DISTRIBUITOR FOR THE HUMITECH PANELS FOR ALL THE CONTIGIOUS STATES IN THE UNITED STATES OF AMERICA AND CANADA.

DISTRIBUTOR SHALL ALSO HAVE FIRST RIGHT OF REFUSAL TO ENTER INTO AGREEMENT TO BE GRANTED EXCLUSIVE LICENSE RIGHTS TO FOREIGN MARKETS ON AN AS DEEMED AND NECESSARY BASIS.

EXCLUSIVE RIGHTS IN THE NOTED TERRITORY SHALL BE DEEMED THAT ALL SALES IN THIS MARKET SHALL BE GRANTED TO DISTRIBUTOR AND COMPANY SHALL BE RESTRICTED FROM SIGNING ANY NEW DISTRIBUTORS PROVIDED THE DISTRIBUTOR HAS ACHIEVED THE ANNUAL SALES COMMITMENTS.




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                                   EXHIBIT "D"

                       MINIMUM ANNUAL PURCHASE COMMITMENT


DISTRIBUTOR HEREBY AGREES TO PURCHASE A MINIMUM OF 20,000 COMMERCIAL PANELS FOR FISCAL YEAR ENDING DECEMBER 31, 2002.



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                                   EXHIBIT "E"

                                 MINERAL RIGHTS


DISTRIBUTOR AND COMPANY AGREE TO AN EXCHANGE OF STOCK FOR MINERAL RIGHTS OF THE FOLLOWING. IN EXCHANGE FOR 1% OF THE MINERAL RIGHTS, DISTRIBUTOR HEREBY AGREES TO PAY 200,000 SHARES OF HUMITECH COMMON STOCK, REPRESENTING $200,000 IN EXCHANGE FOR THESE MINERAL RIGHTS. THESE RIGHTS WILL ROLL OVER EACH YEAR UP TO FIVE YEARS OR FIVE PERCENT, FOR A TOTAL OF 5% FOR 1,000,000 SHARES OF COMMON STOCK.

DISTRIBUTOR ACKNOWLEDGES THAT THE COMPANY SHALL RETAIN EXCLUSIVE RIGHTS TO OPERATE AND REMOVE MATERIAL (MINERAL ORE) FROM MINE.

STOCK ISSUED IN CONJUNCTION WITH THE ABOVE MINERAL RIGHTS SHALL BE "REGISTERED" WHEN THE COMPANY GOES PUBLIC. ALL RESTRICTIVE COVENANTS TO BE REMOVED, AND THE STOCK TO BE FREELY TRADED.

IN THE EVENT THAT DISTRIBUTOR DOES NOT GO PUBLIC WITHIN ONE YEAR OF THIS AGREEMENT, ALL MINERAL RIGHTS SHALL REVERT BACK TO THE COMPANY AND THE ISSUED STOCK RETURNED TO DISTRIBUTOR.

DISTRIBUTOR AND EACH OF ITS SHAREHOLDERS AGREE NOT TO HOLD ANY DIRECT INTEREST IN ANY CAPACITY WITH ANY ENTITY THAT MARKETS MINERAL BASED PRODUCTS TO CONTROL HUMIDITY OTHER THAN COMPANY. FURTHER, IN THE EVENT THAT THE AGREEMENT IS TERMINATED BY COMPANY FOR CAUSE OR BY DISTRIBUTOR WITHOUT CAUSE, DISTRIBUTOR AND EACH OF ITS SHAREHOLDERS AGREE NOT TO COMPETE IN OR HOLD ANY DIRECT OR INDIRECT INTEREST IN ANY NEW ENTITY COMPETING IN THE SAME OR SIMILAR BUSINESS AS COMPANY WITHIN THE UNITED STATES FOR A PERIOD OF (5) FIVE YEARS FOLLOWING THE TERMINATION OF THE AGREEMENT.